UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006
Lucent Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11639	22-3408857
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

600 Mountain Avenue, Murray Hill, New Jersey		07974
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 908-582-8500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1: SLIDE PRESENTATION
EX-99.2: TRANSCRIPT OF EARNINGS CONFERENCE CALL

Item 2.02 Results of Operations and Financial Conditions
The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
On July 26, 2006, Lucent Technologies Inc. (the “Company”) held a conference call to report the Company’s results for its third quarter of fiscal 2006. In connection with this earnings conference call, the Company made available the slides attached hereto as Exhibit 99.1. In addition, a transcript of the earnings conference call is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Slides made available in connection with Lucent Technologies Inc.’s earnings conference call on July 26, 2006.

99.2	Transcript of Lucent Technologies Inc.’s earnings conference call on July 26, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT TECHNOLOGIES INC.
Date: July 27, 2006	By:	/s/ William R. Carapezzi, Jr.
		Name:	William R. Carapezzi, Jr.
		Title:	SVP, General Counsel & Secretary

2

Exhibit Index

Exhibit No.	Description

99.1	Slides made available in connection with Lucent Technologies Inc.’s earnings conference call on July 26, 2006.

99.2	Transcript of Lucent Technologies Inc.’s earnings conference call on July 26, 2006.